Exhibit 99.1

Advanced Cell Technology Files Preliminary Proxy Statement with Securities and Exchange Commission

Company to Pursue Reverse Stock Split in Connection with National Exchange Listing

MARLBOROUGH, Mass. — August 12th, 2013 – Advanced Cell Technology, Inc. (“ACT”;OTCQB: ACTC), a leader in the field of regenerative medicine, announced that it has filed preliminary proxy materials with the Securities and Exchange Commission (SEC) in connection with its 2013 Annual Meeting of Stockholders on October 22, 2013 (the “2013 Annual Meeting”). The proposals at the 2013 Annual Meeting include:

•	Election of the six director nominees listed in the proxy statement;

•	Amendment of the company’s Certificate of Incorporation to increase the authorized shares of its common stock to 3.75 billion shares, an increase of one billion shares; and

•	Amendment of the company’s Certificate of Incorporation to enable a reverse split of between 1-for-30 and 1-for-100. The current authorization to issue shares as well as the authorization the company seeks in its proxy filing to issue additional shares would be reduced on a pro rata basis if the reverse split is effected.

ACT’s Board of Directors recommends that stockholders vote “FOR” each of the proposals.

“We believe each of the proposals submitted to our stockholders at the 2013 Annual Meeting are necessary steps in our previously announced plans to up-list our stock to a national stock exchange,” said Gary Rabin, ACT’s Chairman and CEO. “The upcoming months should be a period of significant value creation as we announce data from our clinical trials, and we want to position the company so that these results receive the maximum exposure in the investment community. We believe that our current corporate structure is an inadequate representation of the tremendous business prospects that ACT carries. We are pursuing large unmet medical needs with a game-changing therapy and we believe that having our stock listed on a national exchange will enable a broadening of our shareholder base to include long-term, institutional investors who can support our current, and future, clinical programs. ”

The preliminary proxy statement is available on the SEC’s website at www.sec.gov.

About Advanced Cell Technology, Inc.

Advanced Cell Technology, Inc., is a biotechnology company applying cellular technology in the field of regenerative medicine. For more information, visit www.advancedcell.com, or connect with the Company on Facebook, Twitter, LinkedIn, Google+, and YouTube.

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Forward-Looking Statements

Statements in this news release regarding the stockholder proposals at our annual stockholders’ meeting, the results of the votes at our annual stockholders’ meeting, the impact of the results of the votes on our financing opportunities, stockholder composition and qualification for listing on a national stock exchange and the announcement of data from our clinical trials and any other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: limited operating history, need for future capital, risks inherent in the development and commercialization of potential products, protection of our intellectual property, and economic conditions generally. Additional information on potential factors that could affect our results and other risks and uncertainties are detailed from time to time in the company’s periodic reports, including the report on Form 10-Q for the period ended June 30, 2013 and the Form 10-K for the year ended December 31, 2012. Forward-looking statements are based on the beliefs, opinions, and expectations of the company’s management at the time they are made, and the company does not assume any obligation to update its forward-looking statements if those beliefs, opinions, expectations, or other circumstances should change. Forward-looking statements are based on the beliefs, opinions, and expectations of the company’s management at the time they are made, and the company does not assume any obligation to update its forward-looking statements if those beliefs, opinions, expectations, or other circumstances should change. There can be no assurance that the Company’s clinical trials will be successful.

Contact:

Investors:

CEOcast, Inc., James Young, 212-732-4300

Press:

Russo Partners, David Schull, 212-845-4271

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